Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

15.       Commitments and Contingencies:

a)       Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. The Company’s vessels are covered for pollution of $1 billion per vessel per incident, by the Protection and Indemnity (P&I) Association in which the Company’s vessels are entered. The Company’s vessels are subject to calls payable to their P&I Association and may be subject to supplemental calls which are based on estimates of premium income and anticipated and paid claims. Such estimates are adjusted each year by the Board of Directors of the P&I Association until the closing of the relevant policy year, which generally occurs within three years from the end of the policy year. Supplemental calls, if any, are expensed when they are announced and according to the period they relate to. The Company is not aware of any supplemental calls in respect of any policy years other than those that have already been recorded in its consolidated financial statements.

b)       Other contingencies:

Heron

On July 11, 2014, Oceanbulk Shipping became a wholly owned subsidiary of the Company. Oceanbulk Shipping owned a convertible loan, which was convertible into 50% of Heron Ventures Ltd’s (“Heron”) equity. After the conversion of the loan, on November 5, 2014, Heron was a 50-50 joint venture between Oceanbulk Shipping and ABY Group Holding Limited, and Oceanbulk Shipping shared joint control over Heron with ABY Group Holding Limited. Based on the applicable related agreements, neither party will entirely control Heron. In addition, any operational and other decisions with respect to Heron will need to be jointly agreed between Oceanbulk Shipping and ABY Group Holding Limited. As of December 31, 2017, all vessels previously owned by Heron have been either sold or distributed to its equity holders. While Oceanbulk Shipping and ABY Group Holding Limited intend that Heron eventually will be dissolved shortly after receiving permission from local authorities in Malta, until that occurs, contingencies to the Company may arise. However, the pre-transaction investors in Heron effectively remain as ultimate beneficial owners of Heron, until Heron is dissolved on the basis that, according to the agreement governing the Merger, any cash received or paid by the Company from the final liquidation of Heron will be settled accordingly by the pre-Merger investors in Oceanbulk (the “Oceanbulk Sellers”). The Company had no outstanding balance with the Oceanbulk Sellers as of December 31, 2017 and thereafter. In July 2018, ABY Group Holding Limited transferred to ABY Floriana Limited its interests to Heron. The Company concluded that there should not be significant financial impact and therefore no provision has been made.

Vessels in Ukraine

The geopolitical situation in Eastern Europe intensified in late February 2022, with the commencement of Russia’s military action against Ukraine. Three of the Company’s vessels, the Star Pavlina, Star Helena and Star Laura, had arrived in three different Ukrainian ports to load various grain cargos under charterers’ instructions, well ahead of the commencement of the war activities, but following the beginning of the conflict, the loading operations were suspended by the port authorities. Following a multilateral agreement among Russia, Ukraine, Turkey and the United Nations to resume grain exports from the Black Sea regions, the Company succeeded in safely navigating the Star Helena and the Star Laura out of Ukraine in August 2022, and the two said vessels are now normally trading. Since the third vessel, the Star Pavlina, remains in Ukraine today as a result of orders of the Ukrainian authorities, the Company has been deprived of use of the vessel for a continuous period of 12 months without likelihood of a recovery, and expects to be indemnified  under the existing war risk insurance as a constructive  total loss, or alternatively ( under the pertinent insurance terms) as an actual  total loss of the vessel. See Note 19c) for recent developments on this matter.

15.	Commitments and Contingencies - (continued):

c)       Commitments:

The following table sets forth inflows and outflows, related to the Company’s charter party arrangements and other commitments, as of December 31, 2022.

Charter party agreements

	Twelve month periods ending December 31,
+ inflows/ - outflows	Total	2023	2024	2025	2026	2027	2028 and thereafter
Future, minimum, non-cancellable charter revenue (1)	$69,438	$49,188	$18,600	$1,650	$-	$-	$-

Total	$69,438	$49,188	$18,600	$1,650	$-	$-	$-

(1)	The amounts represent the minimum contractual charter revenues to be generated from the existing, as of December 31, 2022, non-cancellable time charter agreements, until their expiration, net of address commission, assuming no off-hire days, other than those related to scheduled interim and special surveys of the vessels. Future inflows also include revenues deriving from index linked charter agreements using i) the index rates at the commencement date of each agreement, in compliance with ASC 842, and do not reflect relevant index charter rate information prevailing as of December 31, 2022 and ii) the remaining minimum duration of each contract.

Other commitments:

	Twelve month periods ending December 31,
+ inflows/ - outflows	Total	2023	2024	2025	2026	2027	2028 and thereafter
Charter-in expense newbuilding vessels (1)	$(212,833)	$-	$(17,323)	$(30,204)	$(30,204)	$(30,204)	$(104,898)
Vessel BWTS and ESD (2)	(14,133)	(14,133)	-	-	-	-	-

Total	$(226,966)	$(14,133)	$(17,323)	$(30,204)	$(30,204)	$(30,204)	$(104,898)

(1)	The amounts represent minimum contractual charter-in commitments to be incurred with respect to four newbuilding Kamsarmax and two newbuilding Ultramax vessels which are expected to be delivered during 2024 and the charter-in contracts have a minimum duration of 84 months per vessel.
(2)	The amounts represent the Company’s commitments as of December 31, 2022, for installation of BWTS and ESD on its vessels, so as to comply with environmental regulations.